393 50
39312 ^99991006
EMPIRE HOME LOAN OWNER TRUST 1997-3

PAINEWEBBER INCORPORATED
PRELIMINARY BACKGROUND INFORMATION
EMPIRE HOME LOAN OWNER TRUST 1997-3
DISCLAIMER

The information included herein is produced and provided exclusively by PaineWebber Incorporated (!PW!) as underwriter for the Empire Home Loan Owner Trust 1997-3, and not by or as agent for Empire Funding Corporation or any of its affiliates (collectively, the (!Transferor!). The Transferor has not prepared, reviewed or participated in the preparation hereof, is not responsible for the accuracy hereof and has not authorized the dissemination hereof. The analysis in this report is accurate to the best of PW's knowledge and is based on information provided by the Transferor. PW makes no representations as to the accuracy of such information provided by the Transferor.

The information herein is preliminary, and will be superseded by the applicable prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission.

EMPIRE HOME LOAN OWNER TRUST 1997-3
DISCLAIMER (CONTINUED)

All opinions and conclusions in this report reflect PW's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, PW does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. PW (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to herein, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, PW may make a market in the securities referred to herein. Neither the information nor the opinions expressed shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. Finally, PW has not addressed the legal, accounting and tax implications of the analysis with respect to you and PW strongly urges you to seek advice from your counsel, accountant and tax advisor.

EMPIRE HOME LOAN OWNER TRUST 1997-3
PRICING INFORMATION
                          Approx.   Avg.  Principal   First   Last  Ratings
Class       Size(1,000)   Price     Life  Window      Prin    Prin  S&P/Duff
-------------------------------------------------------------------------------
A-1 Notes:  [$17,215]     100.5     0.35      7         1       7   AAA/AAA
A-2 Notes:  [$29,968]     101.0     1.00     11         7      17   AAA/AAA
A-3 Notes:  [$32,492]     101.5     2.00     15        17      31   AAA/AAA
A-4 Notes:  [$21,015]     101.5     3.00     11        31      41   AAA/AAA
A-5 Notes:  [$24,232]     101.5     4.00     18        41      58   AAA/AAA
A-6 Notes:  [$20,550]     102.0     7.00     61        58     118   AAA/AAA
A-7 Notes:  [$12,852]     102.0    13.60    146       118     263   AAA/AAA
M-1 Notes:  [$33,806]     101.0     9.23    198        54     251   AA/AA
M-2 Notes:  [$14,086]     100.0     9.20    180        54     233   A/A
B-1 Notes:  [$13,522]     100.0     9.14    168        54     221   BBB/BBB
NOT OFFERED PUBLICLY
B-2 Notes:  [$5,634]       ---      9.00    143        54     196   BB/BB

EMPIRE HOME LOAN OWNER TRUST 1997-3
PRICING INFORMATION (CONTINUED)

Pricing Speed:           3% CPR, increasing to 14% CPR over 12 months
First Distribution Date: September 25, 1997
Settlement Date:         On or about August 21, 1997
Cut-off Date:            July 31, 1997

Payment Delay:           24 Days
Interest Payment:        30/360
Payment Terms:           Monthly

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF SECURITIES

Title of Securities:    EMPIRE HOME LOAN OWNER TRUST 1997-3

Offered Notes:          Class A-1 through A-7 Notes (the !Class A Notes! or
                        !Senior Notes!), Class M-1 and Class M-2 Notes (the
                        !Mezzanine Notes!) and Class B-1 Notes (the !Class B-1
                        Notes!, and together with the Senior Notes and Mezzanine
                        Notes, the !Notes!).

Underwriter:            PaineWebber Incorporated

Depositor:              PaineWebber Mortgage Acceptance Corporation IV

Transferor/Servicer:    Empire Funding Corp.

Underlying Collateral:  The Notes will be secured, in part, by debt consolidation, home improvement, and other primarily second lien home equity loans, with combined loan to value ratios generally in excess of 100%, as well as unsecured loans, representing 1.70% of the Original Pool Principal Balance.

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF SECURITIES (CONTINUED)

Owner Trustee:          Wilmington Trust Company

Co-owner Trustee and
Indenture Trustee:      U.S. Bank National Association, d/b/a
                        First Bank National Association

Securities Offered:     Only the Class A, Class M-1, Class M-2 and
                        Class B-1 Notes are being offered pursuant to the prospectus. Neither the Class B-2 Notes nor the Residual
                        Interest Certificates are being offered hereby.

Offering:               Public shelf offering - a prospectus and prospectus
                        supplement will be distributed after pricing.

Form of Offering:       Book-Entry form, same-day funds through DTC for all of
                        the Notes.

Denominations:          The Notes are issueable in minimum denominations of an
                        original amount of $25,000 and multiples of $1,000 thereafter.

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF SECURITIES (CONTINUED)

Pricing Assumption:     3% CPR, increasing to 14% CPR over 12 months

Interest Accrual
Period: Interest will accrue at a fixed rate during the month prior to the month of the related distribution date based on a 30/360 year.

Distribution Date:      The 25th day of each month (or, if any such date is not
                        a business day, the next business day
                        thereafter)commencing on September 25, 1997.

Credit Enhancement:     Credit enhancement with respect to the Offered Notes
                        will be provided by (1) Excess Interest, (2)
                        Overcollateralization and (3) the subordination of the rights of holders of the Residual Interest Certificate, the Class B-2 Notes and the lower-rated classes of Notes to receive interest and principal, respectively.

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF SECURITIES (CONTINUED)

Excess Interest:        The weighted average coupon rate on the loans is
                        generally expected to be higher than the sum of (a) the servicing fee, (b) trustee fees, and (c) the weighted average pass through rate on the Notes, thus generating excess interest collections which will be available to fund payments and distributions on the Notes on each Distribution Date.

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF SECURITIES (CONTINUED)

Overcollateralization:  Excess Interest is applied, to the extent available, to make accelerated payments of principal to the Notes then entitled to receive distributions of principal; such application will cause the aggregate principal balance of the Notes to amortize more rapidly than the loans, thus increasing the Overcollateralization Amount. Prior to the Step Down Date, the Overcollateralization Target Amount equals the greater of (a) [4.50]% of the original balance of the loans as of the Cut-off Dates and (b) the Net Delinquency Calculation Amount. On and after the Step Down Date, the Overcollateralization Target Amount equals the greater of (a)[9.00]% of the current principal balance of the loans and (b) the Net Delinquency Calculation Amount, subject to a floor of [0.50]% of the original balance of the loans as of the Cut-Off Dates (the !Overcollateralization Floor!).

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF SECURITIES (CONTINUED)

Subordination:          The rights of the Class M-1 Notes to receive payments of
                        interest on each Distribution Date will be subordinate to those of the Senior Notes, the rights of the Class
                        M-2 Notes to receive payments of interest on each Distribution Date will be subordinate to those of the Senior Notes and the Class M-1 Notes, the rights of the Class B-1 Notes to receive payments of interest on each Distribution Date will be subordinate to those of the Senior Notes and Mezzanine Notes, the rights of the Class B-2 Notes to receive distributions of interest on each Distribution Date will be subordinate to those of the Offered Notes, and the rights of the Residual
                        Interest Certificate to receive payments on each Distribution Date will be subordinate to those of the Notes.

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF SECURITIES (CONTINUED)

Subordination
  (Continued):          The rights of the Class M-1 Notes to receive payments of
                        principal on each Payment Date will be subordinate to those of the Senior Notes, the rights of the Class M-2
                        Notes to receive payments of principal on each Distribution Date will be subordinate to those of the Senior Notes and the Class M-1 Notes, the rights of the Class B-1 Notes to receive payments of principal on each Distribution Date will be subordinate to those of the Senior Notes and Mezzanine Notes, the rights of the Class B-2 Notes to receive distributions of principal on each Distribution Date will be subordinate to those of the Offered Notes, and the rights of the Residual
                        Interest Certificate to receive payments on each Distribution Date will be subordinate to those of the Notes.

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF SECURITIES (CONTINUED)

Step Down Date:         The step down date means the first Distribution Date
                        occurring after August 2000 in which the balance of the Senior Notes equals the Senior Optimal Balance.

Net Delinquency
Calculation Amount:     With respect to any Distribution Date, the
                        excess, if any, of (x) the product of 2.5 and the Six
                        Month Rolling Delinquency Average over (y) the aggregate amounts of Excess Spread for the three preceding
                        Distribution Dates.

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF SECURITIES (CONTINUED)

Summary of Subordination & Overcollateralization Target Amounts:

                  Initial      Before           After         After
                  Expected     Step Down        Step Down     Step Down
                  Subord.(a)   O/C Amount(b)    Subord.(c)    O/C Amount(d)
                  ----------   --------------   -----------   --------------
Class A Notes       29.75%        4.50%            59.50%         9.00%
Class M-1 Notes     14.75%        4.50%            29.50%         9.00%
Class M-2 Notes      8.50%        4.50%            17.00%         9.00%
Class B-1 Notes      2.50%        4.50%             5.00%         9.00%
-----------------------------------------------------------------------------
(a) The initial amount of subordination for each class as of the closing date.
(b)  The Overcollateralization Target Amount prior to the step down date.
(c)  The expected subordination for each class on the step down date.
(d) The Overcollateralization Target Amount on and after the step down date as a percentage of the current collateral balance, but at no time less than the Overcollateralization Floor.

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF SECURITIES (CONTINUED)

Payment and Distribution
Priorities:             (1)  interest to the holders of the Senior Notes;
                        (2)  interest to the holders of the Class M-1 Notes;
                        (3)  interest to the holders of the Class M-2 Notes;
                        (4)  interest to the holders of the Class B-1 Notes;
                        (5)  interest to the holders of the B-2 Notes;
                        (6) sequentially to the Class A-1, Class A-2, Class A-3,
                        Class A-4, Class A-5, Class A-6 and Class A-7 in that order until the respective Class Principal Balances thereof are reduced to zero, the amount necessary to reduce the aggregate of the Senior Notes to the Senior
                        Optimal Principal Balance; provided, however, that on each Distribution Date occurring on or after any reduction of the Class M and Class B Notes to zero through the Allocation of Allocable loss Amount, distributions shall be made among the remaining Senior
                        Notes pro rata and not sequentially.
                        (7) to the Class M-1 Notes the amount necessary to reduce the Class M-1 Notes to the Class M-1 Optimal
                        Principal Balance.

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF SECURITIES (CONTINUED)

Payment and Distribution
Priorities (Continued): (8) to the Class M-2 Notes the amount necessary to reduce the Class M-2 Notes to the Class M-2 Optimal Principal Balance.
                        (9) to the Class B-1 Notes the amount necessary to reduce the Class B-1 Notes to the Class B-1 Optimal Principal Balance.
                        (10) to the Class B-2 Notes the amount necessary to reduce the Class B-2 Notes to the Class B-2 Optimal Principal Balance.
                        (11) sequentially to the Class M-1 Notes and the Class M-2 Notes, in that order, until their respective Loss Reimbursement Deficiencies, if any, have been paid in full;
                        (12) to the Class B-1 Notes and the Class B-2 Notes, in that order, until the applicable Loss Reimbursement Deficiencies, if any, has been paid in full; and
                        (13) any remaining amounts to the holders of the Residual Interest Certificates.

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF SECURITIES (CONTINUED)

Application of Applicable
Loss Amounts:           Realized losses will be absorbed first by Excess
                        Interest and the reduction of the Over-collateralization
                        Amount. Following the reduction of any
                        Overcollateralization Amount to zero, any Allocable Loss
                        Amounts will be applied in reduction of (1) the Class
                        B-2 Notes until the Class B-2 Notes have been reduced to zero; (2) the Class B-1 Notes until the Class B-1 Notes have been reduced to zero; (3) the Class M-2 Notes until the Class M-2 Notes have been reduced to zero; and (4) the Class M-1 Notes until the Class M-1 Notes have been reduced to zero. The Senior Notes will not be reduced for any Allocable Loss Amounts. Any Allocable Loss
                        Amounts with respect to the Notes will entitle such class to receive reimbursement for such amounts as described under !Payment and Distribution Priorities!
                        above.

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF SECURITIES (CONTINUED)

Optional Termination:   The Servicer, may, at its option, effect an early
                        redemption of the Notes on or after any Payment Date on which the pool principal balance is less than or equal to 15% of the Original Pool Balance, in which case the Indenture Trustee will be directed to SELL all of the Loans to a person UNAFFILIATED with the Servicer. In addition, the Servicer, may, at its option, effect an early redemption of the Notes on or after a Payment Date on which the Principal Pool Balance is less than or equal to 10% of the Original Pool Balance by providing for payments of the Notes.

Servicing/Other Fees:   The collateral is subject to certain fees, including a
                        servicing fee of 0.75% per annum payable monthly, and trustee fees.

Advancing by Servicer:  There is no required advancing of delinquent principal or interest by the servicer or trustees.

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF SECURITIES (CONTINUED)

Tax Considerations:     The trust will be a Owner Trust. The Notes will be
                        characterized as debt for federal income tax purposes.

ERISA Considerations:   In general, the Offered Notes will be ERISA eligible.
                        However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such certificates.

SMMEA Eligibility:      NONE of the Notes will be SMMEA-eligible.

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF SECURITIES (CONTINUED)

Prospectus:             The Offered Notes are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the !Prospectus!). Complete information with respect to the Offered Notes and the collateral is contained in the Prospectus. The material presented herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Notes may not be consummated unless the purchaser has received the Prospectus.

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF INITIAL HOME LOANS AS OF THE CUT-OFF DATE

Number of Loans                7,096
Current Balance         $225,371,558
Average Balance              $31,760
Minimum Balance                 $408
Maximum Balance              $84,782
Wtd Average Coupon           14.0718%
Original Term                    239
Seasoning                          1
Original Loan-To-Value           115%

The sums and percentages in the following tables may not equal the totals shown due to rounding.

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF INITIAL HOME LOANS AS OF THE CUT-OFF DATE (CONTINUED)

                                  Description   Count       Balance    Pool%

State                                      AK     78        2,978,500    1.3
                                           AL     51        1,582,110    0.7
                                           AR     19          632,501    0.3
                                           AZ    335        9,491,173    4.2
                                           CA   2408       89,917,243   39.9
                                           CO    209        6,949,319    3.1
                                           CT     16          485,357    0.2
                                           DC     19          627,070    0.3
                                           DE     15          454,766    0.2
                                           FL    308        8,173,231    3.6
                                           GA    268        7,909,697    3.5
                                           HI     11          442,855    0.2
                                           IA     17          433,419    0.2
                                           ID     61        2,002,037    0.9
                                           IL    141        4,292,339    1.9
                                           IN     95        2,679,757    1.2
                                           KS     19          448,276    0.2
                                           KY     26          460,518    0.2

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF INITIAL HOME LOANS AS OF THE CUT-OFF DATE (CONTINUED)

                                 Description   Count       Balance    Pool%
State                                      LA     59     1,449,755      0.6
                                           MA      7       198,331      0.1
                                           MD    448    15,755,997      7.0
                                           ME      5       196,865      0.1
                                           MI     77     1,740,337      0.8
                                           MN    107     3,195,533      1.4
                                           MO    162     4,303,035      1.9
                                           MS     22       424,728      0.2
                                           MT     11       335,383      0.2
                                           NC    379    10,773,252      4.8
                                           NE      6        48,070      0.0
                                           NH      2        69,655      0.0
                                           NJ     25       728,920      0.3
                                           NM     41     1,302,113      0.6
                                           NV    161     5,006,739      2.2
                                           NY     26       834,859      0.4

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF INITIAL HOME LOANS AS OF THE CUT-OFF DATE (CONTINUED)

                                 Description   Count       Balance    Pool%

State                                      OH     69     1,798,172      0.8
                                           OK     94     2,106,708      0.9
                                           OR     79     2,231,010      1.0
                                           PA    190     5,374,408      2.4
                                           RI      3        92,191      0.0
                                           SC    189     5,495,293      2.4
                                           TN     58     1,190,141      0.5
                                           TX    155     1,011,612      0.5
                                           UT    135     4,567,317      2.0
                                           VA    261     8,704,580      3.9
                                           VT      1        59,959      0.0
                                           WA    203     5,581,524      2.5
                                           WI     11       414,903      0.2
                                           WV      7       203,870      0.1
                                           WY      7       216,107      0.1
                                               -----------------------------
                            Total               7096   225,371,558    100.0%

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF INITIAL HOME LOANS AS OF THE CUT-OFF DATE (CONTINUED)

Aggregate Field                   Description   Count       Balance    Pool%

Current Balance               $10,000 or less    543     3,062,746       1.4
                         $10,000.01 - $20,000    948    15,514,686       6.9
                         $20,000.01 - $30,000   1927    50,103,970      22.2
                         $30,000.01 - $40,000   2230    78,864,078      35.0
                         $40,000.01 - $50,000    774    36,177,294      16.1
                         $50,000.01 - $60,000    396    22,396,188       9.9
                         $60,000.01 - $70,000    186    12,393,977       5.5
                         $70,000.01 - $80,000     91     6,773,834       3.0
                         $80,000.01 - $90,000      1        84,782       0.0
                                                -----------------------------
                             Total               7096   225,371,558    100.0%

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF INITIAL HOME LOANS AS OF THE CUT-OFF DATE (CONTINUED)

Aggregate Field                   Description   Count      Balance      Pool%

Current Rate                8.501%  -  9.000%     15       482,409       0.2
                            9.001%  -  9.500%      1        47,099       0.0
                            9.501%  - 10.000%     39     1,469,686       0.7
                           10.001%  - 10.500%     17       689,557       0.3
                           10.501%  - 11.000%    181     6,535,195       2.9
                           11.001%  - 11.500%     65     2,619,097       1.2
                           11.501%  - 12.000%    366    12,955,058       5.8
                           12.001%  - 12.500%    233     8,213,711       3.6
                           12.501%  - 13.000%   1097    30,398,353      13.5
                           13.001%  - 13.500%    552    20,701,210       9.2
                           13.501%  - 14.000%   1245    39,313,005      17.4
                           14.001%  - 14.500%    633    21,230,330       9.4
                           14.501%  - 15.000%    970    30,920,891      13.7

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF INITIAL HOME LOANS AS OF THE CUT-OFF DATE (CONTINUED)

Aggregate Field                   Description   Count       Balance    Pool%

Current Rate               15.001%  - 15.500%    412    12,742,615      5.7
                           15.501%  - 16.000%    708    20,733,497      9.2
                           16.001%  - 16.500%    248     7,603,266      3.4
                           16.501%  - 17.000%    233     6,559,835      2.9
                           17.001%  - 17.500%     22       657,198      0.3
                           17.501%  - 18.000%     50     1,221,780      0.5
                           18.001%  - 18.500%      5       178,907      0.1
                           18.501%  - 19.000%      3        58,877      0.0
                           19.001%  - 19.500%      1        39,972      0.0
                                                -----------------------------
                            Total               7096   225,371,558    100.0%

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF INITIAL HOME LOANS AS OF THE CUT-OFF DATE (CONTINUED)

Aggregate Field                   Description   Count      Balance     Pool%

Lien Type                                   1     32       763,306       0.3
                                            2   6469   220,444,238      97.8
                                            3     13       333,872       0.2
                                    Unsecured    582     3,830,141       1.7
                                                -----------------------------
                             Total               7096   225,371,558    100.0%

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF INITIAL HOME LOANS AS OF THE CUT-OFF DATE (CONTINUED)

Aggregate Field                   Description   Count      Balance     Pool%

Combined LTV                        Unsecured    582     3,830,141      1.7
                              5.01% to 10.00%      2        13,714      0.0
                             15.01% to 20.00%      1         8,745      0.0
                             20.01% to 25.00%      1        27,500      0.0
                             25.01% to 30.00%      4       114,158      0.1
                             30.01% to 35.00%      8       200,686      0.1
                             35.01% to 40.00%      6       130,222      0.1
                             40.01% to 45.00%      4       109,335      0.1
                             45.01% to 50.00%      3        43,954      0.0
                             50.01% to 55.00%      1        25,000      0.0
                             55.01% to 60.00%      7       162,942      0.1
                             60.01% to 65.00%     12       244,769      0.1
                             65.01% to 70.00%     18       431,944      0.2
                             70.01% to 75.00%     10       212,445      0.1
                             75.01% to 80.00%     30       722,556      0.3

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF INITIAL HOME LOANS AS OF THE CUT-OFF DATE (CONTINUED)

Aggregate Field                   Description   Count       Balance    Pool%

Combined LTV                 80.01% to 85.00%     39       938,527      0.4
                             85.01% to 90.00%     74     1,719,934      0.8
                             90.01% to 95.00%    137     3,639,549      1.6
                            95.01% to 100.00%    356     9,697,109      4.3
                           100.01% to 105.00%    522    15,869,900      7.0
                           105.01% to 110.00%    807    25,818,636     11.5
                           110.01% to 115.00%    988    32,681,194     14.5
                           115.01% to 120.00%   1294    45,398,917     20.1
                           120.01% to 125.00%   2170    82,491,833     36.6
                          Greater than 125.00%    20       837,842      0.4
                                                -----------------------------
                            Total               7096   225,371,558    100.0%

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF INITIAL HOME LOANS AS OF THE CUT-OFF DATE (CONTINUED)

Aggregate Field                   Description   Count       Balance    Pool%

Season                            Less than 1   1639    51,604,940     22.9
                                        1 - 3   5204   165,775,517     73.6
                                        4 - 6    237     7,535,728      3.3
                                        7 - 9     14       432,040      0.2
                               10 and Greater      2        23,331      0.0
                                                -----------------------------
                            Total               7096   225,371,558    100.0%

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF INITIAL HOME LOANS AS OF THE CUT-OFF DATE (CONTINUED)

Aggregate Field                   Description   Count       Balance    Pool%

Remain Term                            0 - 30     19        55,609       0.0
                                      31 - 60    235     1,589,524       0.7
                                      61 - 90    152     1,184,617       0.5
                                     91 - 120    513     9,269,622       4.1
                                    121 - 150     52     1,089,201       0.5
                                    151 - 180   1863    57,699,038      25.6
                                    211 - 240   2099    71,603,607      31.8
                                    271 - 300   2163    82,880,336      36.8
                                                -----------------------------
                            Total               7096   225,371,558     100.0%

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF INITIAL HOME LOANS AS OF THE CUT-OFF DATE (CONTINUED)

Aggregate Field                   Description   Count       Balance    Pool%

Orig Term                              0 - 30     19        55,609       0.0
                                      31 - 60    234     1,545,396       0.7
                                      61 - 90    153     1,228,745       0.6
                                     91 - 120    512     9,234,689       4.1
                                    121 - 150     52     1,089,201       0.5
                                    151 - 180   1861    57,594,419      25.6
                                    211 - 240   2100    71,658,393      31.8
                                    271 - 300   2165    82,965,102      36.8
                                                -----------------------------
                            Total               7096   225,371,558     100.0%

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF INITIAL HOME LOANS AS OF THE CUT-OFF DATE (CONTINUED)

Aggregate Field                   Description   Count       Balance    Pool%
Credit Risk                        520 to 540      1        29,937       0.0
                                   540 to 560      4        66,086       0.0
                                   560 to 580      9       255,181       0.1
                                   580 to 600     13       289,525       0.1
                                   600 to 620    103     2,888,848       1.3
                                   620 to 640   1031    30,508,353      13.5
                                   640 to 660   1570    49,241,198      21.9
                                   660 to 680   1477    50,297,317      22.3
                                   680 to 700   1162    40,309,493      17.9
                                   700 to 720    857    29,056,060      12.9
                                   720 to 740    428    12,821,307       5.7
                                   740 to 760    231     5,565,774       2.5
                                   760 to 780    132     2,971,924       1.3
                                   780 to 800     56       909,151       0.4
                                   800 to 820     18       144,550       0.1
                              820 and Greater      4        16,847       0.0
                                                -----------------------------
                            Total               7096   225,371,558     100.0%

EMPIRE HOME LOAN OWNER TRUST 1997-3
DESCRIPTION OF INITIAL HOME LOANS AS OF THE CUT-OFF DATE (CONTINUED)

Aggregate Field                   Description   Count       Balance    Pool%

Debt to Income Ratio           20.00 and Less    226     4,561,251      2.0
                               20.01 to 25.00    417    11,331,669      5.0
                               25.01 to 30.00    864    26,003,364     11.5
                               30.01 to 35.00   1468    45,666,672     20.3
                               35.01 to 40.00   1742    56,487,390     25.1
                               40.01 to 45.00   1966    65,194,275     28.9
                               45.01 to 50.00    404    15,770,276      7.0
                           Greater than 50.00      9       356,658      0.2
                                               -----------------------------
                            Total               7096   225,371,558    100.0%

EMPIRE HOME LOAN OWNER TRUST 1997-3
BOND SENSITIVITY TO PREPAYMENT ASSUMPTIONS

                       % of Prepayment Assumption
CLASS A-1             0%     50%     75%     100%    125%    150%
-----------------------------------------------------------------
Ave Life(yrs)      0.77    0.43    0.38     0.35    0.32    0.30
Yield @ 100-16     7.72%   6.56%   6.25%    5.97%   5.69%   5.46%
Duration(yrs)      0.71    0.41    0.37     0.34    0.31    0.29
First Prin(mths)      1       1       1        1       1       1
Last Prin (mths)     27       9       8        7       6       6
Window (mths)        27       9       8        7       6       6

                     % of Prepayment Assumption
CLASS A-2             0%     50%     75%     100%    125%    150%
-----------------------------------------------------------------
Ave Life(yrs)      5.33    1.53    1.19     1.00    0.88    0.80
Yield @ 101-00     7.39%   6.68%   6.39%    6.15%   5.94%   5.76%
Duration(yrs)      4.19    1.40    1.10     0.94    0.83    0.76
First Prin(mths)     27       9       8        7       6       6
Last Prin(mths)      92      28      21       17      15      13
Window(mths)         66      20      14       11      10       8

EMPIRE HOME LOAN OWNER TRUST 1997-3
BOND SENSITIVITY TO PREPAYMENT ASSUMPTIONS(CONTINUED)

                     % of Prepayment Assumption
CLASS A-3             0%     50%     75%     100%    125%    150%
-----------------------------------------------------------------
Ave Life(yrs   )   9.44    3.39    2.50     2.00    1.68    1.46
Yield @ 101-16     7.29%   6.90%   6.69%    6.49%   6.29%   6.11%
Duration(yrs)      6.58    2.90    2.21     1.81    1.54    1.35
First Prin(mths)     92      28      21       17      15      13
Last Prin(mths)     131      53      39       31      26      22
Window(mths)         40      26      19       15      12      10

                      % of Prepayment Assumption
CLASS A-4             0%     50%     75%     100%    125%    150%
-----------------------------------------------------------------
Ave Life(yrs)     11.73    5.14    3.79     3.00    2.49    2.13
Yield  @ 101-16    7.23%   7.01%   6.87%    6.73%   6.59%   6.45%
Duration(yrs)      7.66    4.16    3.22     2.62    2.21    1.92
First Prin(mths)    131      53      39       31      26      22
Last Prin(mths)     149      70      52       41      34      29
Window(mths)         19      18      14       11       9       8

EMPIRE HOME LOAN OWNER TRUST 1997-3
BOND SENSITIVITY TO PREPAYMENT ASSUMPTIONS(CONTINUED)

                      % of Prepayment Assumption
CLASS A-5             0%     50%     75%     100%    125%    150%
-----------------------------------------------------------------
Ave Life(yrs)     13.23    6.79    5.06     4.00    3.30    2.81
Yield @ 101-16     7.24%   7.10%   7.00%    6.90%   6.79    6.68%
Duration (yrs)     8.24    5.20    4.11     3.37    2.85    2.47
First Prin (mths)   149      70      52       41      34      29
Last Prin(mths)     174      97      73       58      47      40
Window(mths)         26      28      22       18      14      12

                       % of Prepayment Assumption
CLASS A-6             0%     50%     75%     100%    125%    150%
-----------------------------------------------------------------
Ave Life(yrs)     17.65   10.91    8.67     7.00    5.80    4.92
Yield  @ 102-00    7.41%   7.33%   7.27%    7.20%   7.12%   7.05%
Duration(yrs)      9.53    7.21    6.15     5.26    4.54    3.97
First Prin(mths)    174      97      73       58      47      40
Last Prin(mths)     243     168     141      118      98      84
Window(mths)         70      72      69       61      52      45

EMPIRE HOME LOAN OWNER TRUST 1997-3
BOND SENSITIVITY TO PREPAYMENT ASSUMPTIONS(CONTINUED)

                       % of Prepayment Assumption
CLASS A-7             0%     50%     75%     100%    125%    150%
-----------------------------------------------------------------
Ave Life(yrs)     22.85   18.29   15.77    13.60   11.75   10.21
Yield  @ 102-00    7.63%   7.60%   7.58%    7.56%   7.53%   7.50%
Duration(yrs)     10.51    9.51    8.81     8.10    7.41    6.77
First Prin(mths)    243     168     141      118      98      84
Last Prin(mths)     298     292     283      263     236     216
Window(mths)         56     125     143      146     139     133

                        % of Prepayment Assumption
CLASS M-1             0%     50%     75%     100%    125%    150%
-----------------------------------------------------------------
Ave Life(yrs)     19.33   13.39   11.06     9.23    7.82    6.72
Yield  @ 101-00    7.55%   7.51%   7.49%    7.46%   7.43%   7.40%
Duration(yrs)      9.82    7.96    7.03     6.21    5.51    4.92
First Prin(mths)    166      90      68       54      44      37
Last Prin(mths)     297     289     276      251     227     204
Window(mths)        132     200     209      198     184     168

EMPIRE HOME LOAN OWNER TRUST 1997-3
BOND SENSITIVITY TO PREPAYMENT ASSUMPTIONS(CONTINUED)

                        % of Prepayment Assumption
CLASS M-2             0%     50%     75%     100%    125%    150%
-----------------------------------------------------------------
Ave Life(yrs)     19.32   13.37   11.03     9.20    7.78    6.68
Yield  @ 100-00    7.64%   7.63%   7.62%    7.61%   7.60%   7.59%
Duration(yrs)      9.77    7.93    7.00     6.18    5.48    4.89
First Prin(mths)    166      90      68       54      44      37
Last Prin(mths)     296     282     260      233     209     184
Window(mths)        131     193     193      180     166     148

                       % of Prepayment Assumption
CLASS B-1             0%     50%     75%     100%    125%    150%
-----------------------------------------------------------------
Ave Life(yrs)     19.32    13.33  10.97     9.14    7.72    6.62
Yield  @ 100-00    7.99%   7.97%   7.96%    7.95%   7.94%   7.93%
Duration(yrs)      9.52    7.76    6.86     6.06    5.38    4.81
First Prin(mths)    166      90      68       54      44      37
Last Prin(mths)     295     273     245      221     195     169
Window(mths)        130     184     178      168     152     133

EMPIRE HOME LOAN OWNER TRUST 1997-3
BOND SENSITIVITY TO PREPAYMENT ASSUMPTIONS(CONTINUED)

                      % of Prepayment Assumption
CLASS A-7(15% Call)   0%     50%     75%     100%    125%    150%
-----------------------------------------------------------------
Ave Life(yrs)     21.25   15.16   12.60    10.60    8.94    7.62
Yield @ 102-00     7.62%   7.58%   7.55%    7.51%   7.47%   7.42%
Duration(yrs)     10.23    8.72    7.86     7.05    6.29    5.60
First Prin(mths)    243     168     141      118      98      84
Last Prin(mths)     256     183     152      128     108      92
Window(mths)         14      16      12       11      11      9

                     % of Prepayment Assumption
CLASS M-1(15% Call)   0%     50%     75%     100%    125%    150%
-----------------------------------------------------------------
Ave Life(yrs)     18.75   12.26    9.92     8.16    6.82    5.80
Yield @ 101-00     7.55%   7.51%   7.48%    7.44%   7.41%   7.37%
Duration(yrs)      9.71    7.67    6.68     5.82    5.10    4.50
First Prin(mths)    166      90      68       54      44      37
Last Prin(mths)     256     183     152      128     108      92
Window(mths)         91      94      85       75      65      56

EMPIRE HOME LOAN OWNER TRUST 1997-3
BOND SENSITIVITY TO PREPAYMENT ASSUMPTIONS(CONTINUED)

                    % of Prepayment Assumption
CLASS M-2(15% Call)   0%     50%     75%     100%    125%    150%
-----------------------------------------------------------------
Ave Life(yrs)     18.75   12.26    9.92     8.16    6.82    5.80
Yield @ 100-00     7.64%   7.62%   7.61%    7.60%   7.59%   7.58%
Duration(yrs)      9.67    7.65    6.66     5.81    5.08    4.48
First Prin(mths)    166      90      68       54      44      37
Last Prin(mths)     256     183     152      128     108      92
Window(mths)         91      94      85       75      65      56

                    % of Prepayment Assumption
CLASS B-1(15% Call)   0%     50%     75%     100%    125%    150%
-----------------------------------------------------------------
Ave Life(yrs)     18.75   12.26    9.92     8.16    6.82    5.80
Yield @ 100-00     7.99%   7.97%   7.96%    7.95%   7.94%   7.92%
Duration(yrs)      9.43    7.50    6.55     5.72    5.02    4.43
First Prin(mths)    166      90      68       54      44      37
Last Prin(mths)     256     183     152      128     108      92
Window(mths)         91      94      85       75      65      56

EMPIRE HOME LOAN OWNER TRUST 1997-3
BOND SENSITIVITY TO PREPAYMENT ASSUMPTIONS(CONTINUED)

                      % of Prepayment Assumption
CLASS A-7(10% Call)   0%     50%     75%     100%    125%    150%
-----------------------------------------------------------------
Ave Life(yrs)     22.23   16.66   13.78    11.74   10.02    8.59
Yield @ 102-00     7.63%   7.59%   7.56%    7.53%   7.50%   7.46%
Duration(yrs)     10.41    9.15    8.27     7.51    6.78    6.10
First Prin(mths)    243     168     141      118      98      84
Last Prin(mths)     273     209     173      148     127     109
Window(yrs)          31      42      33       31      30      26

                      % of Prepayment Assumption
CLASS M-1(10% Call)   0%     50%     75%     100%    125%    150%
----------------------------------------------------------------
Ave Life(yrs)     19.10   12.81   10.35     8.58    7.21    6.15
Yield @ 101-00     7.55%   7.51%   7.48%    7.45%   7.42%   7.38%
Duration(yrs)      9.78    7.83    6.83     6.00    5.28    4.68
First Prin(mths)    166      90      68       54      44      37
Last Prin(mths)     273     209     173      148     127     109
Window(yrs)         108     120     106       95      84      73

EMPIRE HOME LOAN OWNER TRUST 1997-3
BOND SENSITIVITY TO PREPAYMENT ASSUMPTIONS(CONTINUED)

                      % of Prepayment Assumption
CLASS M-2(10% Call)   0%     50%     75%     100%    125%    150%
-----------------------------------------------------------------
Ave Life(yrs)     19.10   12.81   10.35     8.58    7.21    6.15
Yield @ 100-00     7.64%   7.63%   7.62%    7.61%   7.59%   7.58%
Duration(yrs)      9.74    7.80    6.81     5.98    5.26    4.67
First Prin(mths)    166      90      68       54      44      37
Last Prin(mths)     273     209     173      148     127     109
Window(yrs)         108     120     106       95      84      73

                       % of Prepayment Assumption
CLASS B-1(10% Call)   0%     50%     75%     100%    125%    150%
-----------------------------------------------------------------
Ave Life(yrs)     19.10   12.81   10.35     8.58    7.21    6.15
Yield @ 100-00     7.99%   7.97%   7.96%    7.95%   7.94%   7.93%
Duration(yrs)      9.49    7.65    6.69     5.89    5.20    4.61
First Prin(mths)    166      90      68       54      44      37
Last Prin(mths)     273     209     173      148     127     109
Window(yrs)         108     120     106       95      84      73